UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 26, 2019 (July 22, 2019)

Stellus Capital Investment Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00971	46-0937320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4400 Post Oak Parkway, Suite 2200 Houston, Texas		77027
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 292-5400

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SCM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Stellus Capital Investment Corporation (the “Company”) held its Annual Meeting of Shareholders on July 22, 2019 (the “Annual Meeting”). The Annual Meeting was initially scheduled to take place on June 27, 2019, but was postponed by the Company’s board of directors in order to solicit additional votes. At the Annual Meeting, the Company submitted two proposals to the vote of the shareholders, which are described in detail in the Company’s proxy statement dated April 19, 2019. As of April 5, 2019, the record date for the Annual Meeting, 18,703,810.65 shares of common stock were eligible to be voted.

On July 22, 2019, the proposals were submitted to the vote of the shareholders. Of the shares eligible to be voted, 9,914,254 were voted in person or by proxy in connection with the proposals.

Each of the proposals submitted to a vote of the shareholders of the Company at the Annual Meeting was approved as follows:

Proposal 1: Election of Directors

The Company’s shareholders elected Dean D’Angelo and William C. Repko as directors to each serve for a three year term, or until their successors are duly elected and qualified. The following votes were taken in connection with this proposal:

Nominee	Total Votes For	Total Votes Withheld
Dean D’Angelo	8,291,412	1,622,842
William C. Repko	8,193,242	1,721,012

Proposal 2: Issuance of Shares Below Net Asset Value

The proposal to authorize the Company, with the approval of the Board, to sell or otherwise issue up to 25% of the Company’s outstanding common stock at an offering price that is below the Company’s then current NAV per share was approved. The following votes were taken in connection with this proposal:

	Votes For	Votes Against	Abstentions
All Shareholders	8,375,490	1,305,018	233,739

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2019	Stellus Capital Investment Corporation

	By:	/s/ W. Todd Huskinson
Name: W. Todd Huskinson
Title: Chief Financial Officer